UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2025

KARMAN HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42520	85-2660232
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5351 Argosy Avenue, Huntington Beach, CA 92649

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 898-9951

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KRMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On July 21, 2025, Karman Holdings Inc. (the “Company”) issued a press release announcing certain estimated preliminary unaudited financial results for the second quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 (the “Section”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On July 21, 2025, the Company issued a press release announcing that it had commenced a public underwritten offering (the “Offering”) of 20,000,000 shares of its common stock (the “Common Stock”) being offered by certain selling stockholders on Form S-1. The selling stockholders also expect to grant the underwriters a 30-day option to purchase up to an additional 3,000,000 shares of Common Stock. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press releases constitutes an offer to sell, or the solicitation of an offer to buy, the shares of the Company’s common stock.

Trive LP Distribution and Extended Lock-Up

Concurrent with the consummation of the Offering, Trive Capital, the Company’s largest stockholder and beneficial owner of 56.0% of the Company’s outstanding common stock prior to the Offering (through its vehicle TCFIII Spaceco SPV LP), will effectuate a pro rata distribution-in-kind to its limited partners for no consideration, consisting of all shares of common stock held by TCFIII Spaceco SPV LP that are not sold in the Offering (the “Trive LP Distribution”). If requested by any Trive LP in connection with the Trive LP Distribution, TCFIII Spaceco SPV LP may continue to manage the shares for such Trive LP following the Trive LP Distribution (and, as a result, TCFIII Spaceco SPV LP may continue to have voting and dispositive power over such shares). Subject to TCFIII Spaceco SPV LP continuing to manage shares as a result of such requests, after giving effect to the Trive LP Distribution, Trive Capital and TCFIII Spaceco SPV LP will no longer beneficially own any shares of the Company’s common stock.

In connection with and upon the effectuation of the Trive LP Distribution, (i) certain senior principals of Trive Capital, whose distributed shares will represent in the aggregate approximately 10.5% of the Company’s outstanding common stock after giving effect to the Offering and the Trive LP Distribution (assuming no exercise of the underwriters’ option to purchase additional shares), will be bound by a new lock-up restriction that, subject to certain customary exceptions, restricts the sale of 25% of such distributed shares for 360 days following the Offering and 75% of such distributed shares for 720 days following the Offering; (ii) certain other Trive Capital personnel (collectively with the individual distributees referred to in clause (i), the “Trive Recipients”), whose distributed shares will represent in the aggregate approximately 1.2% of the Company’s outstanding common stock after giving effect to the Offering and the Trive LP Distribution (assuming no exercise of the underwriters’ option to purchase additional shares), will be bound by a new lock-up restriction that, subject to certain customary exceptions, restricts the sale of such distributed shares for 360 days following the Offering; and (iii) certain other distributees and TCFIII Spaceco SPV LP (to the extent any shares are retained by TCFIII Spaceco SPV LP) whose shares will represent in the aggregate approximately 29.7% of the Company’s outstanding common stock after giving effect to the Offering and the Trive LP Distribution (assuming no exercise of the underwriters’ option to purchase additional shares) (collectively, “Other Recipients”), will be bound by a new lock-up restriction that, subject to certain customary exceptions, restricts the sale of such distributed shares for 360 days following the Offering. Such restrictions cannot be waived, in each case, without the prior written consent of Citigroup Global Markets Inc. and Evercore Group L.L.C.

The Trive LP Distribution is contingent upon the consummation of the Offering, but the consummation of the Offering is not contingent upon the Trive LP Distribution.

In addition, no earlier than 90 days from the date of the Company’s prospectus for the Offering, the Company anticipates permitting its pre-IPO stockholders who are not participating in the Offering to elect to have a portion of such stockholders’ shares released from the lockup restriction under the operating agreement of the Company’s predecessor, Karman LLC, expiring February 11, 2026 (the “IPO Lockup Release”), in exchange for such stockholders agreeing to new lockup arrangements covering their remaining shares that will extend from the date of the IPO Lockup Release until 360 days thereafter with respect to 25% of such stockholders’ shares and 720 days thereafter with respect to the remaining 75%, subject to customary exceptions. The amount of such stockholders’ shares eligible for the IPO Lockup Release will be pro rata based on the amount of shares Trive sells in the Offering, which the Company expects to be approximately 30% of its holdings as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Karman Holdings Inc., dated July 21, 2025.

99.2	Press Release of Karman Holdings Inc., dated July 21, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARMAN HOLDINGS INC.

By:	/s/ Mike Willis
Name:	Mike Willis
Title:	Chief Financial Officer

Date: July 21, 2025